UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

INVENTRUST PROPERTIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40896	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Highland Parkway

Downers Grove, Illinois 60515

(Address of Principal Executive Offices) (Zip Code)

(855) 377-0510

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	IVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Common Stock Offering; Underwriting Agreement

On September 25, 2024, InvenTrust Properties Corp. (the “Company”) issued and sold 9,200,000 shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”), including 1,200,000 shares of Common Stock issued in connection with the full exercise by the Underwriters (as defined below) of their option to purchase additional shares of Common Stock, in a registered public offering (the “Offering”) pursuant to an Underwriting Agreement, dated September 23, 2024 (the “Underwriting Agreement”), among the Company and J.P. Morgan Securities LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”).

The Company received net proceeds from the Offering of approximately $246.3 million, after deducting the underwriting discounts and commissions and the other estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the Offering for general corporate purposes, including, but not limited to, funding the acquisition of additional properties, repayment of short-term and long-term indebtedness and providing for working capital.

The Shares were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to an effective Registration Statement on Form S-3 (File No. 333-263342). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Legal Opinion Letter

In connection with the Offering, a legal opinion letter of Venable LLP regarding certain Maryland law issues related to the Common Stock is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 23, 2024, by and among the Company and J.P. Morgan Securities LLC, BofA Securities, Inc. and Well Fargo Securities, LLC, as representatives of the several underwriters named therein

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in opinion filed as Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTRUST PROPERTIES CORP.

Date: September 25, 2024	By:	/s/ Christy L. David
	Name:	Christy L. David
	Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary